SUB-ITEM 77Q1(E)

                                 AMENDMENT NO. 4
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of March 3, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Variable Insurance Funds, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to change the name of Invesco V.I. High Yield Fund to Invesco V.I. High Yield Securities Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund
AIM V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. PowerShares ETF Allocation Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Technology Fund
AIM V.I. Utilities Fund
Invesco V.I. Dividend Growth Fund
Invesco V.I. Global Dividend Growth Fund
Invesco V.I. High Yield Securities Fund
Invesco V.I. Income Builder Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Select Dimensions Balanced Fund
Invesco V.I. Select Dimensions Dividend Growth Fund
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund
Invesco Van Kampen V.I. Capital Growth Fund
Invesco Van Kampen V.I. Comstock Fund
Invesco Van Kampen V.I. Equity and Income Fund
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund
Invesco Van Kampen V.I. Global Value Equity Fund
Invesco Van Kampen V.I. Government Fund
Invesco Van Kampen V.I. Growth and Income Fund
Invesco Van Kampen V.I. High Yield Fund
Invesco Van Kampen V.I. International Growth Equity Fund
Invesco Van Kampen V.I. Mid Cap Growth Fund
Invesco Van Kampen V.I. Mid Cap Value Fund

Invesco Van Kampen V.I. Value Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                       INVESCO ADVISERS, INC.

                                       Adviser


                                       By: /s/ John M. Zerr

                                       Name: John M. Zerr
                                       Title: Senior Vice President

                                       INVESCO TRIMARK LTD.

                                       Sub-Adviser

                                       By:
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                                       Name:
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                                       Title:
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                                       By:
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                                       Name:
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                                       Title:
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                                       INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                       Sub-Adviser


                                       By:
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                                       Name:
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                                       Title:
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                                       INVESCO ASSET MANAGEMENT LIMITED

                                       Sub-Adviser


                                       By:
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                                       Name:
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                                       Title:
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                                       INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                       Sub-Adviser


                                       By:
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                                       Name:
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                                       Title:
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                                       INVESCO AUSTRALIA LIMITED

                                       Sub-Adviser


                                       By:
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                                       Name:
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                                       Title:
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                                       INVESCO HONG KONG LIMITED

                                       Sub-Adviser


                                       By:
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                                       Name:
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                                       Title:
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                                       INVESCO SENIOR SECURED MANAGEMENT, INC.

                                       Sub-Adviser


                                       By:
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                                       Name:
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                                       Title:
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